Exhibit 99.1

Release:  March 20, 2024

CPKC announces departure of Executive Vice President and Chief Transformation Officer

Calgary – Today, Canadian Pacific Kansas City (TSX: CP) (NYSE: CP) (CPKC) announced the departure of John Orr, Executive Vice President and Chief Transformation Officer. Mr. Orr will be joining Norfolk Southern as their Chief Operating Officer.

“On behalf of the Board of Directors and the CPKC family I would like to thank John for his contributions and impactful leadership,” said CPKC President and Chief Executive Officer Keith Creel. “I have had the pleasure to serve and lead with John directly or indirectly for over the last two decades. His strong operating acumen and leadership capabilities has enabled him to build a strong team currently leading our CPKC Mexico Operations. As a result, the team is ready to take the reins and continue to build on the operational momentum generated since this historic combination took place last April. As leaders we are charged to leave our organizations better - John has undoubtedly impacted Kansas City Southern (KCS) and CPKC in a positive way, for which we are grateful.”

In exchange for certain considerations, CPKC has agreed to a waiver of Mr. Orr’s non-competition agreement to allow him to work for Norfolk Southern.

CPKC and Norfolk Southern have entered into an agreement in connection with the waiver of Mr. Orr’s non-competition agreement, which includes a one-time waiver fee of US$25 million plus certain operational and commercial considerations related to the Meridian Speedway and the Meridian Terminal which will expand competition and unlock additional value related to CPKC’s proposed Meridian & Bigbee Railroad (MNBR) acquisition. Norfolk Southern has also agreed to temporally limited no-hire and non-solicitation restrictions for a short list of employees of CPKC. Mr. Orr will remain subject to his non-solicitation restrictions.

Mr. Orr was appointed Executive Vice President and Chief Transformation Officer of CPKC on April 14, 2023. Prior to this role, he served as Executive Vice President Operations for Kansas City Southern from 2021 through 2023. The role of Chief Transformation Officer will not be replaced and Mr. Orr’s portfolio will be integrated into CPKC’s existing operational structure.

Forward looking information

This news release contains certain forward-looking information relating, but not limited to, anticipated benefits of the agreement with Norfolk Southern and operational and commercial considerations related to the Meridian Speedway and Meridian Terminal and the proposed MNBR acquisition.

The forward-looking information that may be in this news release is based on current expectations, estimates, projections and assumptions, having regard to CPKC’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: changes in business strategies, North American and global economic growth and conditions; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; geopolitical conditions, applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CPKC; and carbon markets, evolving sustainability strategies, and scientific or technological developments. Although CPKC believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CPKC’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies and strategic opportunities; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth and conditions; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped via CPKC; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de México, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the satisfaction of the conditions imposed by the U.S. Surface Transportation Board in its March 15, 2023 final decision; the success of integration plans for KCS; other disruptions arising from the CP-KCS integration; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; improvement in data collection and measuring systems; industry-driven changes to methodologies; and the ability of the management of CPKC to execute key priorities, including those in connection with the CP-KCS transaction. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CPKC with securities regulators in Canada and the United States.

Reference should be made to “Item 1A - Risk Factors” and “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements” in CPKC’s annual and interim reports on Form 10-K and 10-Q.

Any forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CPKC undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About CPKC

With its global headquarters in Calgary, Alta., Canada, CPKC is the first and only single-line transnational railway linking Canada, the United States and México, with unrivaled access to major ports from Vancouver to Atlantic Canada to the Gulf of México to Lázaro Cárdenas, México. Stretching approximately 20,000 route miles and employing 20,000 railroaders, CPKC provides North American customers unparalleled rail service and network reach to key markets across the continent. CPKC is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpkcr.com to learn more about the rail advantages of CPKC. CP-IR

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